Concentration of Risk	12 Months Ended
Dec. 31, 2018
Risks and Uncertainties [Abstract]
Concentration of Risk
Concentration of Risk
During the years ended December 31, 2018, 2017 and 2016, our advisory revenue was primarily derived from our advisory agreements with Ashford Trust and Braemar. Further, Premier, OpenKey, Pure Wellness and RED generated revenue through contracts with Ashford Trust OP and Braemar OP, as summarized in the table below, stated as a percentage of the consolidated subsidiaries’ total revenues:

	Year Ended December 31,
	2018	2017	2016
Percentage of total revenues from Ashford Trust OP and Braemar OP (1)
Premier	99.6%	—%	—%
J&S (2)	9.8%	2.2%	—%
Pure Wellness	58.8%	45.6%	—%
OpenKey	12.6%	28.4%	9.1%
RED	51.7%	—%	—%
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(1)	See note 17 for details regarding our related party transactions.

(2)	Represents percentage of revenues earned by J&S from customers at Ashford Trust and Braemar hotels. See note 2 for the discussion of audio visual revenue recognition policy.
As of December 31, 2018, our operations include consolidated J&S net assets of $1.9 million and $267,000 located in Mexico and Dominican Republic, respectively. As of December 31, 2017, our operations include consolidated J&S net assets of $2.3 million and $399,000 located in Mexico and Dominican Republic, respectively. For discussion of revenues by geographic location see note 3.
Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of cash, cash equivalents and accounts receivable. We are exposed to credit risk with respect to cash held at financial institutions and U.S. government treasury bond holdings. Our counterparties are investment grade financial institutions.